EXHIBIT 10-X
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                            INTERCREDITOR AGREEMENT

      THIS INTERCREDITOR AGREEMENT (the "Agreement"), made as of the 19th day of November, 1999, is among MICHIGAN AVENUE, L.L.C., a Delaware limited liability company (hereinafter referred to as "Seller") having an office at c/o JMB Property Management, Inc., 900 North Michigan Avenue, Suite 900, Chicago, Illinois 60611, and each of the following: CARLYLE - XIII ASSOCIATES, L.P., a Delaware limited partnership ("Carlyle XIII"); CARLYLE
- XIV ASSOCIATES, L.P., a Delaware limited partnership ("Carlyle XIV"); and PROPERTY PARTNERS, L.P., a Delaware limited partnership ("Property Partners"; Carlyle XIII, Carlyle XIV and Property Partners are herein sometimes each individually called a "Buyer" and collectively called the "Buyers").

                                   RECITALS

      A. Seller is a participant in that certain Participation Agreement ("1996 Participation Agreement"), dated October 10, 1996, between Metropolis Realty Trust, Inc. ("Metropolis"), a Maryland corporation, and Seller. Pursuant to the 1996 Participation Agreement, Metropolis assigned to Seller and Seller assumed from Metropolis an undivided participation interest in (i) that certain Second Amended, Restated and Consolidated Promissory Note, dated October 10, 1996, in the principal amount of $88,572,780.00 made by JMB/NYC Office Building Associates, L.P., an Illinois limited partnership ("JMB/NYC"), in favor of Metropolis (as it may be hereafter amended, hereinafter referred to as the "Restated Note") and
(ii) that certain Second Amended, Restated and Consolidated Security Agreement that secures the Restated Note, dated October 10, 1996 (hereinafter referred to as the "Restated Security Agreement"), such that after such assignment Seller was the holder of 100% of the outstanding principal balance and all interest accrued on the Restated Note except that Metropolis retained the right to receive the first $750,000 paid under the Restated Note.

      B. A copy of the Restated Note is attached hereto as Exhibit A and a copy of the Restated Security Agreement is attached hereto as Exhibit B.

      C. The Restated Note and the Restated Security Agreement represent consolidations of certain promissory notes (the "Existing Notes") and security agreements (the "Existing Agreements") described in Exhibit C.

      D. Seller desires to sell and assign to each Buyer, and each Buyer desires to purchase from Seller, as set forth in the letter agreement among Michigan Avenue, LLC, Carlyle Managers, Inc. and Carlyle Investors, Inc., dated September 27, 1999, an executed copy of which is attached hereto as Exhibit D, an interest in the first $5,425,000 of accrued interest for book purposes only (the "$5,425,000 Interest Amount"; i.e., this accrued interest will not have been deducted for tax purposes by JMB/NYC; that is, it will be the first $5,425,000 of interest which is owing immediately after the accrual of any interest which has been deducted by JMB/NYC for tax purposes) received by Seller on or after the date hereof pursuant to its interest in the Restated Note and the Restated Security Agreement (including any amounts Seller would otherwise receive pursuant to any transfer by Metropolis of its existing participation interest in the 1996 Participation Agreement to Seller after the date hereof) on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and each Buyer mutually agree as follows:

      I.    Definitions:

            As used herein,


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      "Percentage" shall mean:

            (A)   In the case of Carlyle XIII, 25%;

            (B)   In the case of Carlyle XIV, 50%; and

            (C)   In the case of Property Partners, 25%.

      "Payout Date" means the date when each Buyer shall have received, in cash or cash equivalents, such Buyers' Percentage of Tranche A.

      "Tranche A" means the $5,425,000 Interest Amount received by Seller on or after the date hereof pursuant to its interest in the Restated Note and the Restated Security Agreement (including any amounts Seller would otherwise receive pursuant to any transfer by Metropolis of its existing participation interest in the 1996 Participation Agreement to Seller after the date hereof) on the terms and conditions hereinafter set forth, and whether made before or after the maturity or acceleration of the Restated Note, and whether or not received as a result of enforcement of the Restated Security Agreement or otherwise. For purposes of this Agreement, Seller and Buyers will treat and consider the first $5,425,000 of accrued interest paid on or after the date hereof under the Restated Note as representing the $5,425,000 Interest Amount.

      "Tranche B" means a subordinated interest in all amounts paid by or received from or on behalf of JMB/NYC or its successors in respect of Seller's interest in the Restated Note in each case paid or received on and after the date hereof but after the Payout Date.

      2. Sale of Senior Interests. In consideration for the payment by each Buyer to the Seller of the amount (the "Purchase Price") set forth by such Buyer's name below under the heading "Purchase Price", Seller hereby sells and assigns to each Buyer, and each Buyer hereby purchases from Seller, a senior interest (each, a "Tranche A Interest") in Seller's interest (including any rights Seller might receive pursuant to any transfer by Metropolis of its existing participation interest in the 1996 Participation Agreement to Seller after the date hereof) in the Restated Note and the Restated Security Agreement in an amount equal to such Buyer's Percentage of Tranche A. Seller shall, subject to the provisions of this Agreement, retain a subordinated interest in the Restated Note and the Restated Security Agreement. The Buyers' interest in Tranche A shall entitle them as a group to receive the first $5,425,000 of accrued interest paid on or after the date hereof under the Restated Note, which the Seller and Buyers will consider to represent the $5,425,000 Interest Amount. The respective interest of the Buyers in Tranche A shall be equal in priority and no Buyer shall have priority over any other Buyer hereunder. All payments made to the Buyers in respect of the Tranche A Interest shall be
made ratably according to their respective Percentages.       The purchase
price to be paid by each Buyer to Seller in respect to such Buyer's interest hereunder is as follows:


                  BUYER                          PURCHASE PRICE
                  -----                          --------------

                  Carlyle XIII                   $106,250
                  Carlyle XIV                    $212,500
                  Property Partners              $106,250

      Each Buyer shall pay to Seller, as payment for such Buyer's purchase of its Tranche A Interest hereunder, the Purchase Price set forth above.

      3. Interests. For purposes of allocating amounts between the parties hereto, the interests of the parties herein shall be treated as "stripped bonds" within the meaning of Section 1286 of the Internal Revenue Code of 1986, as amended (the "Code").



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      4.    Subordination of Tranche B

      (a)   Tranche B Subordinate to Tranche A.

            The Seller and each Buyer hereby agree, that, to the extent and in the manner hereinafter set forth herein, the Seller's right to payment in respect to the Restated Note and the Restated Security Agreement is hereby expressly made subordinate and subject in right of payment to the prior payment in full to each Buyer of its respective Percentage of Tranche A.

      (b)   No Payment to Seller Prior to Payment in Full of Tranche A.

      In the event that JMB/NYC shall make any payment to the Seller in respect of the Restated Note or the Restated Security Agreement, such payment shall be paid over and delivered forthwith by the Seller ratably to the Buyers, to the extent necessary to pay in full each Buyer's Percentage of Tranche A.

      No payment made to or received by or on behalf of the Seller from or on behalf of JMB/NYC in respect of the Restated Note or the Restated Security Agreement may be retained by the Seller until each Buyer has received in cash or cash equivalents such Buyer's Percentage of Tranche A.

      (c)   Payment Over of Proceeds Upon Dissolution, Etc.

      In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to JMB/NYC or its creditors, as such, or to its assets, or (ii) any liquidation, dissolution or other winding up of JMB/NYC, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of JMB/NYC, then and in any such event specified in (i), (ii) or (iii) above (each such event, if any, herein sometimes referred to as a "Proceeding"), the Buyers shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all their respective Percentages of Tranche A, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to each of the Buyers, before the Seller shall be entitled to receive any payment on account of accrued interest on the Restated Note, the Restated Security Agreement or Tranche B or on account of purchase or redemption or other acquisition of the Restated Note, the Restated Security Agreement or Tranche B by JMB/NYC or any subsidiary of JMB/NYC, and to that end the Buyers shall be entitled to receive, for application to the payment of their senior interests in Tranche A, any payment or distribution of accrued interest, whether in cash, property or securities which may be payable or deliverable in respect of the Restated Note, the Restated Security Agreement or Tranche B in any such Proceeding.

      In the event that, notwithstanding the foregoing provisions of this
Section 4(c), the Seller shall have received any payment or distribution of assets of JMB/NYC of any kind or character, in respect of the Restated Note, the Restated Security Agreement or Tranche B, then and in such event such payment or distribution shall be paid over or delivered forthwith to the Buyers ratably for application to the payment of all their respective Percentages of Tranche A remaining unpaid, to the extent necessary to pay each of their respective interests in Tranche A in full, after giving effect to any concurrent payment or distribution to or for the Buyers.



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      (d)   Provisions Solely to Define Relative Rights.

      The provisions of this Section 4 are and are intended solely for the purpose of defining the relative rights of Seller on the one hand and the Buyers on the other hand. Nothing contained in this Section 4 or elsewhere in this Agreement is intended to or shall impair the obligation of JMB/NYC to pay the principal of (and premium, if any) and interest and other amounts on the Restated Note and to perform its obligations under the Restated Security Agreement as and when the same shall become due and payable and performable in accordance with their respective terms.

      (e)   No Waiver of Subordination Provisions.

      No right of any present or future Buyer to enforce the provisions in respect of subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of JMB/NYC or the Seller or by any act or failure to act, in good faith, by any such Buyer, or by any noncompliance by the Seller with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such Buyer may have to be otherwise charged with.

      5.    Obligations of Seller.

      (a) Seller shall, in its capacity as holder of its interest in the Restated Note and Restated Security Agreement and until the Buyers' senior interests in the Restated Note have been paid in full, (i) hold its interest in the Restated Security Agreement and the collateral for the Restated Note for the benefit of itself and the Buyers (each Buyer shall be deemed to have a senior interest therein in proportion to its Percentage in Tranche A), (ii) receive all payments of interest, principal and other sums on account of or with respect to its interest in the Restated Note, and
(iii) promptly remit to each Buyer its share of interest received by Seller on account of or with respect to such Buyer's percentage of Tranche A in accordance with the provisions of this Agreement.

      (b) Except as specifically provided to the contrary in this Section 5 or in Section 7 of this Agreement, until the Payout Date, Seller shall not without the prior consent of each Buyer (i) agree to modify or amend the interest rate provisions set forth in the Restated Note and Restated Security Agreement, (ii) agree to extend the maturity date of the Restated Note, other than in accordance with the express provisions of the Restated Note and the Restated Security Agreement, (iii) agree to make or consent to any materially adverse amendment to the Buyers, modification or waiver of any of the terms, covenants, provisions or conditions of the Restated Note and Restated Security Agreement, (iv) agree to waive, compromise or settle any material claim under the Restated Note or the Restated Security Agreement against JMB/NYC or for the observance and performance by JMB/NYC of any of the terms, covenants, provisions and conditions of the Restated Note and the Restated Security Agreement, or release the maker from any material obligation or liability under the Restated Note and the Restated Security Agreement, (v) waive any material default under the Restated Note or the Restated Security Agreement, or (vi) release, reconvey or change in any material respect, any collateral or security interest held under the Restated Note and the Restated Security Agreement other than in accordance with the express provisions of the Restated Note and the Restated Security Agreement.

      (c)   Except as set forth in Section 5(b) above or as provided in
Section 7, Seller, in its capacity as holder of its interest in the Restated Note, may, without obtaining the prior consent of any Buyer, (i) extend for reasonable periods of time the time for the observance or performance by JMB/NYC of the terms and conditions of the Restated Note and the Restated Security Agreement, (ii) agree or consent to any non-material amendment, modification or waiver of the terms, covenants, provisions or conditions of the Restated Note and the Restated Security Agreement, (iii) waive, compromise or settle any non-material claim under the Restated Note or the Restated Security Agreement against JMB/NYC under the Restated Note or the Restated Security Agreement, or release JMB/NYC from any non-material obligation or liability under the Restated Note and the Restated Security Agreement, (iv) waive any non-material default under the Restated Note and the Restated Security Agreement, (vi) release, reconvey or change, in whole or in part, any collateral or security interest held under the Restated Note and the Restated Security Agreement which is required to be released or reconveyed in accordance with the express provisions of the Restated Note and the Restated Security Agreement, and (vii) do or perform any act or thing which in the reasonable judgment of Seller is necessary to enable Seller to discharge and perform its duties under this Agreement or which in the reasonable judgment of Seller is necessary or required to preserve and protect the liens and security interests created by the Restated Note and the Restated Security Agreement and the priority thereby and the collateral for the Restated Note and the interest of Seller and the Buyers therein. Each Buyer shall from time to time, upon request of Seller, execute and deliver such documents and instruments as may be reasonably necessary to enable Seller to effectively administer and service its interest in the Restated Note in its capacity as holder of such interest and in the manner contemplated by the provisions of this Agreement.

      (d) In giving or withholding its consent to any action or inaction hereunder, or in taking or not taking any action hereunder, each Buyer may act only in its own self interest and in its sole discretion and shall have no obligation to consider the interests of the Seller or any other Buyer.

      (e) Each Buyer hereby acknowledges that Seller has made no representations or warranties with respect to the Restated Note and that Seller shall have no responsibility for (i) the collectibility of the Restated Note, (ii) the validity, enforceability or legal effect of the Restated Note or the Restated Security Agreement, (iii) the validity, sufficiency or effectiveness of the lien created or to be created by the Restated Note and the Restated Security Agreement, or (iv) the financial condition of JMB/NYC or the accuracy of any information supplied by or to be supplied in connection with JMB/NYC or otherwise with respect to the Restated Note or the collateral for the Restated Note. Each Buyer assumes all risk of loss in connection with its undivided interest in Tranche A to the full extent of its Percentage in such Tranche A. Seller assumes all risk of loss in connection with its undivided interest in Tranche B to the full extent of its interest in such Tranche B.

      (f) Seller, in its capacity as holder of its interest in the Restated Note, shall retain all rights under the Restated Note and Restated Security Agreement with respect to enforcement, collection and administration of the Restated Note and the security for the Restated Note, which rights of Seller shall be subject to the provisions of this Section 5 and of Section 7 of this Agreement. At all times and until such time as the Restated Note has been paid in full Seller shall act as the holder of its interest in the Restated Note on behalf of itself and, prior to the Payout Date, the Buyers, in accordance with the provisions of this Agreement.

      6. Expenses. Seller and the Buyers shall be responsible for enforcement expenses and costs sustained or incurred in connection with the Restated Note in proportion to the relative amounts of payments thereunder received by such parties in accordance with their interests under this Agreement.

      7. Default by JMB/NYC. (a) Except as provided in Section 7(b) below, if a default shall occur under the Restated Note or the Restated Security Agreement, the decision of Seller shall control, which decision may include the taking of any action not otherwise prohibited under this Agreement. Seller shall, after Seller's having knowledge thereof, inform the Buyers of any material default under the Restated Note and/or the Restated Security Agreement and of all material facts relating to such default or relating to any other aspect which facts could or might have a materially adverse effect on the value of the security for the Restated Note or on the ability of JMB/NYC to perform its obligations under the Restated Note and Restated Security Agreement.

      (b) If a default shall occur under the Restated Note or the Restated Security Agreement or if JMB/NYC has not repaid all amounts due and owing under the Restated Note within one year after the Maturity Date (as defined in the Restated Note), the Seller will take the appropriate steps necessary to foreclose upon and obtain any partnership interests owned by JMB/NYC that serve as collateral under the Restated Note in lieu of seeking any other damages it may otherwise be entitled to receive.

      8. Approval of Documents. Each Buyer has examined and approved the Existing Notes, the Existing Security Agreements, the Restated Note and the Restated Security Agreement and such other documents as such Buyer has deemed necessary or appropriate.

      9. Files and Records. Seller shall keep and maintain at its offices, complete and accurate files and records of all matters pertaining to the Restated Note and the Restated Security Agreement, which files and records shall be available for inspection and copying by each Buyer and its employees and agents, at their own expense, during normal business hours upon reasonable prior notice to Seller.

      10. Assignments and Subparticipations. Seller shall, subject to the terms of this Section herein set forth, have the right after the date of this Agreement to sell one or more additional interests in Seller's retained interest in Tranche B to any person, party or investor selected by Seller and on terms satisfactory to Seller. Without implying the necessity therefor, each Buyer shall, upon request of Seller, and at Seller's expense, enter into an amended and restated intercreditor agreement to reflect any such additional interest in the Restated Note so sold and assigned by Seller, which amended and restated intercreditor agreement shall be identical to this Agreement other than for (i) modifications necessary to reflect any such additional interest in the Restated Note so sold and assigned by Seller, and (ii) modifications requested by the purchaser of any such additional interest in the Restated Note and which are of a nonmaterial nature or are generally more favorable to each Buyer. Each Buyer shall have the right to assign or subparticipate its undivided interest in Tranche A, in whole or in part, without the prior consent of Seller or any other Buyer. If any Buyer shall subparticipate its interest in the Restated Note in accordance with the provisions of this Section, Seller shall not have any obligation to look to any person, party or entity (including, without limitation, any such person, party or entity to whom such Buyer has subparticipated its interest in the Restated Note in accordance with the provisions of this Section) other than such Buyer for the observance and performance by such Buyer of its obligations under this Agreement.

      11. Withholding Taxes. In the event Seller or JMB/NYC shall be required by law to deduct and withhold Taxes (as hereinafter defined) from interest, fees or other amounts payable to any Buyer with respect to the Restated Note as a result of the Buyer constituting a Non-Exempt Person (as hereinafter defined), Seller, in its capacity as holder of its interest, shall be entitled to do so with respect to such Buyer's interest in such payment (all withheld amounts being deemed paid to such Buyer), provided Seller shall furnish such Buyer a statement setting forth the amount of Taxes withheld, the applicable rate and other information which may reasonably be requested for the purposes of assisting such Buyer to seek any allowable credits or deductions for the Taxes so withheld in each jurisdiction in which such Buyer is subject to tax. A "Non-Exempt Person" is any "Person" (i.e., an individual, corporation, partnership, business trust, trust, unincorporated association or other entity, or a governmental entity of any country) other than a Person who is either (i) a United States Person (as defined under the Code) or (ii) has on file with Seller for the year involved such duly executed form(s) or statements) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of such Person, (b) the Code and as such may hereafter be amended, or (c) any applicable rules or regulations in effect under (a) or (b) above, permit Seller to make such payments free of any obligation or liability for withholding. For the purposes of this paragraph, "Taxes" shall mean any income or other taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein. Each Buyer, severally and for itself alone, agrees to indemnify Seller against and to hold Seller harmless from any Taxes, interests, penalties and reasonable counsel fees arising from any failure of Seller or JMB/NYC to withhold Taxes from payments made to such Buyer in reliance upon any representation, certificate, statement, document or instrument made or provided by such Buyer to Seller or JMB/NYC in connection with the obligation of Seller or JMB/NYC to withhold Taxes from payments made to such Buyer, it being expressly understood and agreed that (i) Seller shall be absolutely and unconditionally entitled to accept any such representation, certificate, statement, document or instrument as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate or to make any inquiries with respect to the accuracy, veracity, conclusory correctness, or validity of the same, and (ii) each Buyer upon request of Seller shall, at such Buyer's sole cost and expense, defend any claim relating to the foregoing indemnification obligations of such Buyer by counsel selected by such Buyer and reasonably satisfactory to Seller. Each Buyer, severally and for itself alone, represents to Seller that it is not a Non-Exempt Person and that neither Seller or JMB/NYC is obligated under applicable law to withhold Taxes on sums paid to it with respect to the Restated Note or
otherwise pursuant to this Agreement.      Contemporaneously with the
execution of this Agreement, and from time to time as necessary during the term of this Agreement, each Buyer shall deliver to Seller evidence reasonably satisfactory to Seller substantiating that such Buyer is not a Non-Exempt Person and that Seller is not obligated under applicable law to withhold Taxes on sums paid to it with respect to the Restated Note or otherwise.

      12. Notices. Except as otherwise provided to the contrary herein, any notice, request, demand, statement, authorization, direction, approval or consent given or made hereunder shall be in writing and shall either be hand delivered or sent by fax (with a duplicate copy being sent by another form of delivery permitted hereunder), reputable courier service or registered or certified mail, return receipt requested, and shall be deemed given in the case of hand delivery, fax or reputable courier service when delivered to or received at the following addresses, and in the case of registered or certified mail three (3) business days after being postmarked and addressed as follows:

      If to the Seller:

            Michigan Avenue, L.L.C.
            c/o JMB Property Management, Inc.
            900 North Michigan Avenue, Suite 900
            Chicago, Illinois 60611
            Attention: Gary Nickele
            Telephone No.: (312) 915-1977
            Fax No.: (312) 915-1275

      If to Carlyle XIII:

            900 North Michigan Avenue, Suite 1900
            Chicago, Illinois 60611
            Attention: Stuart C. Nathan
            Telephone No.: (312) 915-1040
            Fax No.: (312) 915-1043



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      If to Carlyle XIV:

            900 North Michigan Avenue, Suite 1900
            Chicago, Illinois 60611
            Attention: Stuart C. Nathan
            Telephone No.: (312) 915-1040
            Fax No.: (312) 915-1043

      If to Property Partners:

            900 North Michigan Avenue, Suite 1900
            Chicago, Illinois 60611
            Attention: Stuart Nathan
            Telephone No.: (312) 915-1040
            Fax No.: (312) 915-1043

Each party may designate a change of address, telephone number or fax number by notice to the other parties given at least 15 days before such change of address, telephone number or Fax number is to become effective.

      13. Interests Not Securities or Loan. The respective interests in the Restated Note sold by Seller to the Buyers shall not be deemed to be
(a) securities within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934 or (b) loans from any Buyer to the Seller or from the Seller to any Buyer. No representations with respect to the Existing Notes and the Restated Note or JMB/NYC have been made by Seller to any Buyer except those, if any, contained herein. Each Buyer acknowledges that the Restated Note is a non-recourse obligation of JMB/NYC and is payable only to the extent of distributions made to JMB/NYC from certain entities described in the Restated Security Agreement.

      14. Parties' Intent. It is the intent and purpose of the parties hereto that this Agreement represent a sale by Seller to each Buyer of a senior interest in Seller's interest in the Restated Note and the Restated Security Agreement in an amount equal to such Buyer's Percentage of Tranche A and the rights, benefits and obligations arising therefrom. The parties hereto do not intend to be and shall not be treated or considered joint venturers or partners.

      15. Captions. The titles and headings of the Sections of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such Sections and shall not be given any consideration in the construction of this Agreement.

      16. Counterparts. This Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement.

      17. Severability. If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.

      18. Modification. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter of this Agreement.

This Agreement shall not be modified, amended or terminated, except by an agreement in writing signed by the parties hereto.

      19.   Due Execution.

      (a) Seller and each Buyer respectively represents and warrants for itself that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid, binding and enforceable obligation in accordance with its terms.



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      (b)   Seller represents and warrants to each Buyer that as of the date on which such Buyer purchases such Tranche A Interest, Seller owns its interest in the Restated Note free and clear of all liens and encumbrances, and Seller has the right, power and authority to sell such interest to such Buyer.

      (c) Each Buyer hereby represents and warrants to Seller that the purchase of the Tranche A Interest (i) is not prohibited under the laws and regulations under which such Buyer is organized and operates, and (ii) is made for such Buyer's own account and with no present intention of disposing of the same.

      20. Liability of Seller. Neither Seller nor any of its directors, officers, agents or employees shall be liable to any Buyer for any action taken or not taken by it in good faith in accordance with this Agreement or with the consent or at the request of the requisite number of Buyers. Seller shall not have any fiduciary duty to any Buyer hereunder. Seller may rely upon any notice, consent, certificate, statement or other writing believed by it in good faith to be genuine or to be signed by the proper party or parties.

      21.   Payment Returns and Adjustments.

      (a) If, as a result of a miscalculation or other mistake, Seller disburses an amount to any Buyer that is less than or in excess of the amount then due to such Buyer in respect of its interest in Tranche A, then, promptly upon becoming aware of such discrepancy, Seller shall disburse to such Buyer the amount of the deficiency or such Buyer shall return to Seller the amount of the excess, as the case may be.

      (b) If Seller determines at any time that any amount received or collected by Seller in respect of the Restated Note must be returned to JMB/NYC or paid to any other person or entity pursuant to any insolvency law or otherwise, then, notwithstanding any other provision of this Agreement, Seller shall not be required to distribute any portion thereof to the Buyers and each Buyer shall promptly, on demand by Seller, repay any portion thereof that Seller has distributed to such Buyer, together with interest thereon at such rate and for such period, if any, as and in respect of which Seller is required to pay interest to JMB/NYC or such other person or entity.

      (c) The obligations of the Buyer and Seller under this Section shall survive the termination of this Agreement.

      22. Place and Manner of Payments. All payments pursuant hereto shall be made by wire transfer of immediately available funds to such account as any Buyer or Seller, as the case may be, may designate in writing to the other from time to time.

      23.   GOVERNING LAW;  SUBMISSION TO JURISDICTION.

      (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF ILLINOIS.

      (b) SELLER AND EACH BUYER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

      24. Successors and Assigns. This Agreement and all its provisions shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

      25. Entire Agreement. This Agreement constitutes the entire agreement between the parties, integrates all the terms and conditions mentioned herein or incidental hereto, and supersedes all oral negotiations and prior writings with respect to the subject matter hereof, including, without limitation, any summary of terms and conditions, information memorandum, presentation, financial statement or any other communication.

      26. WAIVER OF JURY TRIAL. SELLER AND EACH BUYER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE RESTATED NOTE, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER VERBAL OR WRITTEN).

      IN WITNESS WHEREOF, Seller and each Buyer have caused this Agreement to be duly executed as of the day and year first above written.

                         MICHIGAN AVENUE, L.L.C.

                         By:   JMB Property Managers, Inc.,
                               Managing Member


                               By:    ___________________________________
                               Name:  Gary Nickele
                               Title: Vice President

                         CARLYLE - XIII ASSOCIATES, L.P.

                         By:   Carlyle Investors, Inc., General Partner


                               By:    ___________________________________
                               Name:  Stuart C. Nathan
                               Title: President


                         CARLYLE - XIV ASSOCIATES, L.P.

                         By:   Carlyle Investors, Inc., General Partner


                               By:    ___________________________________
                               Name:  Stuart C. Nathan
                               Title: President



                         PROPERTY PARTNERS, L.P.,

                         By:   Carlyle Investors, Inc., General Partner


                               By:    ___________________________________
                               Name:  Stuart C. Nathan
                               Title: President

                                   Exhibit A

                                   Exhibit B

                                   Exhibit C

                                   Exhibit D